SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 2, 1996



                               Sparta Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


        000-19318                                    41-1618240
(Commission File Number)                (I.R.S. Employer Identification Number)


                               2570 Kasota Avenue
                            St. Paul, Minnesota 55108
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 646-1888
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         The information required by this Item is incorporated by reference to the information published for release on February 5, 1996 filed as
         Exhibit 20.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Sparta Foods, Inc.



Date: February 5, 1996                          By /s/ A. Merrill Ayers
                                                A. Merrill Ayers
                                                Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to


                                    FORM 8-K


                               Sparta Foods, Inc.


-------------------------------------------------------------------------------


 Exhibit
 Number           Exhibit Description

 20.1             Press Release dated February 5, 1996